EXHIBIT 31.3

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Bryan Ganz, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K/A of Byrna Technologies Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: March 30, 2022	By: /s/ Bryan Ganz
Bryan Ganz
President and Chief Executive Officer,
Chairman of the Board (Principal
Executive Officer)